Exhibit 4.4

JOINDER AGREEMENT

December 6, 2010

Pursuant to Section 3(j) of the Purchase Agreement, such section being an inducement to the Representatives (on behalf of the Initial Purchasers) referred to below to execute the Purchase Agreement, the undersigned hereby execute this joinder agreement (this “Joinder Agreement”), whereby each of the undersigned agrees, on a joint and several basis, to accede to the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of December 2, 2010 (the “Issue Date”), between PAETEC Escrow Corporation (the “Escrow Issuer”), a Delaware corporation and a wholly-owned subsidiary of PAETEC Holding Corp. (the “Parent”), and Deutsche Bank Securities Inc. (“DB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML” and, together with DB, the “Representatives”), Goldman Sachs & Co. (“GS”) and Morgan Stanley & Co. Incorporated (“MS” and, together with the Representatives and GS, the “Initial Purchasers”). Capitalized terms used in this Joinder Agreement without definition have the respective meanings given to them in the Registration Rights Agreement.

The Parent hereby undertakes to perform all of the obligations of the Company set forth therein, as though the Parent had entered into the Registration Rights Agreement on the Issue Date. Each of the undersigned PAETEC Guarantors and Cavalier Entities undertakes to perform, on a joint and several basis, all of the obligations of the Note Guarantors set forth therein, as though the undersigned PAETEC Guarantors and Cavalier Entities had entered into the Registration Rights Agreement on the Issue Date. Each of the undersigned agrees that such obligations include, without limitation, (a) the Parent’s assumption of all of the obligations of the Company to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement, (b) the PAETEC Guarantors’ and Cavalier Entities’ assumption of all of the obligations of the Note Guarantors to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement and (c) the Parent’s, the PAETEC Guarantors’ and the Cavalier Entities’ assumption, to the same extent as set forth therein but on a joint and several basis, of all of the Company’s and the Note Guarantors’ indemnification and other obligations contained in Section 8 of the Registration Rights Agreement.

This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York State.

This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile, e-mail or other electronic means shall be effective as delivery of a manually executed counterpart.

*        *        *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first written above.

PAETEC HOLDING CORP.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC GUARANTORS:

US LEC LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC CORP.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC COMMUNICATIONS LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF NORTH CAROLINA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF ALABAMA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF FLORIDA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF GEORGIA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF TENNESSEE LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF SOUTH CAROLINA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC ITEL, L.L.C.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC INTEGRATED SOLUTIONS GROUP, INC.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC SOFTWARE CORP.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC COMMUNICATIONS, INC.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC COMMUNICATIONS OF VIRGINIA, INC.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF MARYLAND LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF VIRGINIA L.L.C.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

US LEC OF PENNSYLVANIA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

ALLWORX CORP.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

MPX, INC.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

TECHNOLOGY RESOURCE SOLUTIONS, INC.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

MCLEODUSA LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

MCLEODUSA INFORMATION SERVICES, LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

MCLEODUSA TELECOMMUNICATIONS SERVICES, L.L.C.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

MCLEODUSA PURCHASING, L.L.C.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

U.S. ENERGY PARTNERS LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

PAETEC REALTY LLC

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson Executive Vice President and Chief Financial Officer

QUAGGA CORPORATION

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER ENTITIES

ACCESS ONE COMMUNICATIONS CORP.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER TELEPHONE CORPORATION

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

COMPCO, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

ELANTIC NETWORKS, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

INTELLIFIBER NETWORKS, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

LDMI TELECOMMUNICATIONS, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

NETWORK TELEPHONE CORPORATION

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

NT CORPORATION

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

OMNICALL, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

TALK AMERICA INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

TALK AMERICA HOLDINGS, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

TALK AMERICA OF VIRGINIA, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

TC SERVICES HOLDING CO., INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

THE OTHER PHONE COMPANY, INC.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER IP TV, LLC

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER SERVICES, LLC

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER TELEPHONE, L.L.C.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVALIER TELEPHONE MID-ATLANTIC, L.L.C.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

CAVTEL HOLDINGS, LLC

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

SM HOLDINGS, LLC

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer